Exhibit 10.2

SUBSERVICING SUPPLEMENT

dated as of October 25, 2013

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SCHEDULE I	Servicing Agreements
SCHEDULE II	Retained Servicing Fee Percentage
SCHEDULE III	Target Ratio Schedule

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of October 25, 2013 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of October 1, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in November 2013, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer and Home Loan Servicing Solutions, Ltd., as Purchasers, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer and Home Loan Servicing Solutions, Ltd. under the Sale Supplement and the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement” shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the aggregate Servicing Fees actually received by Servicer and Home Loan Servicing Solutions, Ltd. pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

Subservicing Supplement

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 3.00% per annum (i.e., 0.25% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage, and the amount of any such reduction in the Performance Fee shall be retained by Servicer. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By:	/s/ James E. Lauter
Name: James E. Lauter
Title: Senior Vice President and CFO

OCWEN LOAN SERVICING, LLC

By:	/s/ Richard L. Cooperstein
Name: Richard L. Cooperstein
Title: Treasurer

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor Number	Deal Name
2702	Accredited Mortgage Loan Trust 2004-2
2708	NMFT 2003-1
2712	NMFT 2004-1
2714	NMFT 2004-3
2941	ABFC 2001-AQ1
2942	ABFC 2002-SB1
2970	C-BASS 1998-CB1
2974	C-BASS 2001-CB4
2978	C-BASS 2002-CB4
3047	Equity One 2002-3
3049	Equity One 2002-5
3051	Equity One 2003-2
3053	Equity One 2003-4
3054	Equity One 2004-1
3057	Equity One 2004-4
3059	Equity One 2005-1
3063	Equity One 2005-B
3064	Equity One 2005-4
3068	Equity One 2005-6
3069	Equity One 2006-A
3086	Fremont 2003-A
3089	Fremont 2004-B
3168	GSAMP Trust 2005-S2
3186	HOMEGOLD 1999-1
3189	LBMLT 2004-1
3190	LBMLT 2004-3
3191	LBMLT 2004-A
3198	MLMI, 1999-H1
3199	MLMI, Series 1998-GN3
3239	CWABS 2002-05
3240	CWABS 2002-2
3242	CWABS 2002-BC2
3246	CWABS 2005-10
3248	CWABS 2005-8
3249	CWABS 2005-BC1
3250	CWABS 2006-01
3251	CWABS 2006-9
3252	CWALT 2004-01_CWALT 2004-01T1
3254	CWALT 2004-12CB
3255	CWALT 2004-16CB
3256	CWALT 2004-24CB

Sch I-1

3257	CWALT 2004-27CB
3258	CWALT 2004-28CB
3259	CWALT 2004-J1
3262	CWALT 2004-J6
3265	CWALT 2007-4CB
3268	CWMBS 2002-17 ALT 2002-11
3269	CWMBS 2002-20 ALT 2002-12
3270	CWMBS 2002-24 ALT 2002-14
3271	CWMBS 2002-33 ALT 2002-17
3272	CWMBS 2002-35_CHL 2002-35
3278	CWMBS 2003-05 ALT 2003-1T1
3279	CWMBS 2003-09
3285	CWMBS 2003-31 ALT 2003-13T1
3288	CWMBS 2003-38 ALT 2003-17T2
3289	CWMBS 2003-39_CHL 2003-39
3290	CWMBS 2003-44_CHL 2003-44
3291	CWMBS 2003-47 ALT 2003-19CB
3292	CWMBS 2003-51 ALT 2003-20CB
3296	CWMBS 2003-J2_CHL 2003-J2
3297	CWMBS 2003-J5_CHL 2003-J5
3298	CWMBS 2003-J6_CHL 2003-J6
3299	CWMBS 2003-J7_CHL 2003-J7
3301	CWMBS 2004-HYB6_CHL 2004-HYB6
3302	CWMBS 2005-10_CHL 2005-10
3303	CWMBS 2006-1_CHL 2006-1
3307	Popular 2007-A
3313	RAAC 2004-SP1
3316	RAAC 2005-SP3
3317	RAAC 2006-SP1
3331	RALI 2003-QS7
3341	RALI 2002-QS1
3345	RALI 2003-QS14
3351	RALI 2004-QS1
3355	RALI 2004-QS3
3357	RALI 2004-QS6
3368	RAMP 2002-RP1
3369	RAMP 2002-RP2
3370	RAMP 2002-RS1
3375	RAMP 2004-RP1
3383	RAMP 2005-SL1
3393	RAMP/RFSC 2001-RM2
3394	RFMSI 2003-S4
3396	RFMSI 2004-S5
3398	RFMSI 2005-S4
3405	SBMSI 2001-1
3407	SBMSI 2002-WMC1
3457	Equity One 1998-1
3461	Equity One 2002-2
3462	Equity One 2003-1

Sch I-2

3463	Equity One 2004-2
3465	Equity One 2005-A
3467	Equity One 2006-B
3499	Golden National GNABS 98 GN1
3500	Golden Nat’l Series 1998-GN2
3539	WMALT 2005-6
3540	WMALT 2005-7
3541	WMALT 2005-8
3542	WMALT 2005-9
3543	WMALT 2007-01
3574	Nomura 2007-S2
3576	CSFB 2004-FRE1
3776	MSMLT 2006-13ARX
3780	MSMLT 2007-6XS
3786	MSM 2006-17XS
3794	NMFT 2002-3
3795	MSM 2006-16AX
3798	NMFT 2005-2
3800	NMFT 2005-4
3805	NMI 2006-6
3811	MSM 2007-12
3843	SASCO 2002-9
3844	Saxon 99-2
3848	Saxon 00-2
3851	Saxon 01-1
3852	Saxon 01-2
3875	Thornburg Mortgage Securities
3879	Sequoia Mortgage Trust
10645	RAMP 2004-RS7
10648	RAMP 2004-RZ2
10695	RAMP 2005-EFC7
10708	RAMP 2005-NC1
10840	RAMP 2005-RS9
10442	RASC 2001-KS1
10601	RASC 2004-KS7
10603	RASC 2004-KS9
10876	RASC 2007-EMX1
10882	RFMSI 2005-S2
10887	RFMSI 2005-S7
4975	Citigroup Mortgage Loan Trust Inc.
4709	MARM 2004-5
4715	MARM 2005-2
4543	MALT 2004-12
4712	MARM 2004-8
4695	FNBA 2004-AR1
4713	MARM 2004-9
4704	MARM 2004-14
4702	MARM 2004-11
5145	MARM 2005-3

Sch I-3

4546	MALT 2004-3
4730	MASTR 2003-6
4545	MALT 2004-2
4874	BSALTA 2005-3
4554	MALT 2005-2
4544	MALT 2004-13
42544	2011-NC8
4555	MALT 2005-3
5152	RBSGC 2005-A
4716	MARM 2005-6
4707	MARM 2004-3
41014	Wells Fargo Corporate Trust Services
4717	MARM 2005-7
4531	MALT 2002-3
4696	MANA 2007-A2
4680	SEQ 2004-7
42644	Private—Other
4885	GSAA 2005-9
4530	MALT 2002-2
4757	CMLTI 2005-3
4802	Wells Fargo Bank, N.A.
4706	MARM 2004-2
5053	2004-WH14
4640	Bayview 2007-B
4710	MARM 2004-6
4705	MARM 2004-15
4553	MALT 2005-1
4708	MARM 2004-4
4759	CMLTI 2006-AR3
4736	MASTR 2004-3
42249	Amalgamated Bank
41494	BART 2005-11
4732	MASTR 2003-9
4556	MALT 2005-4
4678	SEQ 2004-5
4535	MALT 2003-5
4542	MALT 2004-11
4778	DBALT 2005-AR2
42643	Private—Other
4747	NAAC 2005-AP2
4641	Bayview 2008-A
5160	Bank of America, N.A.
4549	MALT 2004-6
4536	MALT 2003-6
4940	SASCO 2004-18H
4870	BSALTA 2004-12
4741	MASTR 2004-9
40235	1999-D
4896	HVMLT 2004-10

Sch I-4

4692	DMSI 2004-2
5135	2004-NC ARM 6
4755	PRIME 2006-1
4758	CMLTI 2005-5
4644	ARMT 2005-10
40360	The Bank Of New York Mellon
4787	Capstead Mortgage Corporation
4973	Credit Suisse First Boston
4711	MARM 2004-7
40365	The Bank Of New York Mellon
4642	ARMT 2004-5
4756	CMLTI 2004-HYB4
4685	SEQ 2005-3
40528	Amalgamated Bank
4683	SEQ 2005-1
5144	CMLTI 2005-1
4878	BSART 2002-11
4557	MALT 2005-5
41401	CSFB 2005-8
4629	BAFC 2007-3
5052	2004-WH11
4895	HVMLT 2003-1
4643	ARMT 2005-1
5048	2003-WH23
4800	Wells Fargo Corporate Trust Services
41465	Citizens Bank
4551	MALT 2004-8
4887	GSR 2005-5F
4872	BSALTA 2004-6
4415	ZUNI 2006-OA1
4153	CMLTI 2007-SHL1
4417	HSBC BANK USA
4258	OOMLT 2000-1
4190	HALO 2007-AR1
3868	RAYMOND JAMES
4433	DB STRUCTURED PRODUCTS
4254	OMAC 2005-2
4019	AHMIT 2004-1
3914	CITIZENS BANK
4470	LEHMAN BROTHERS BANK WAREHOUSE (BNC)
4460	FMT 2003-7
4468	BNC/LEHMAN NEW
3896	KNBY
3537	CSFB 2003-10
4038	AMRESCO 1997-2
4248	MSML 2006-6AR
4366	SASCO 2004-SC1
4212	HVMLT 2007-6
3538	WAMU 2003-S3

Sch I-5

4253	OMAC 2005-1
3867	E*TRADE
4377	SASCO 2006-GEL3
4206	HOMESTAR 2004-6
3508	PNCMS 1999-10
3501	MGIC INVESTOR SERVICES CORP.
4449	REDDING BANK OF COMMERCE
4383	SBMS 1996-5
3873	WASHINGTON MUTUAL SEC. CORP.
4203	HOMESTAR 2004-3
4388	SBMS 1998-OPT2
4205	HOMESTAR 2004-5
4445	MRF ILLINOIS ONE, LLC
4201	HOMESTAR 2004-1
3869	CHARLES SCHWAB
4097	ARC 2001-BC1
4259	OOMLT 2000-5
4225	MALT 2006-3
3547	CHASE MANHATTAN MTG. CORP.
4346	SAIL 2005-1
4387	SBMS 1998-OPT1
3516	ACE 2005-SN1
3727	MASTR 2006-WMC4
3725	MASTR 2006-WMC3
10752	CMLTI 2007-SHL1
5286	DBALT 2007-3
10025	DBALT 2006-AR2
10771	2005-WH32
10688	BAFC 2005-8
4502	SAIL 2003-BC11 SSA
10686	BAFC 2005-5
4893	GSR 2007-HEL1
10541	RFSC 2003-RM2
10584	2003-WH30

Sch I-6

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee
1	3	20.75
4	6	20.25
7	9	20.00
10	12	19.50
13	15	19.50
16	18	19.25
19	21	19.00
22	24	18.50
25	27	18.50
28	30	18.00
31	33	18.00
34	36	17.75
37	39	17.75
40	42	17.50
43	45	17.00
46	48	17.00
49	51	17.00
52	54	17.00
55	57	17.00
58	60	17.00
61	63	17.00
64	66	17.00
67	69	17.00
70	72	17.00

[1]	Starting with November 2013.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	3.57%
2	3.53%
3	3.48%
4	3.44%
5	3.40%
6	3.35%
7	3.31%
8	3.27%
9	3.23%
10	3.19%
11	3.15%
12	3.11%
13	3.07%
14	3.03%
15	2.99%
16	2.96%
17	2.92%
18	2.88%
19	2.85%
20	2.81%
21	2.78%
22	2.74%
23	2.71%
24	2.67%
25	2.64%
26	2.61%
27	2.57%
28	2.54%
29	2.51%
30	2.48%
31	2.45%
32	2.42%
33	2.39%
34	2.36%
35	2.33%
36	2.30%

[2]	Starting with November 2013.

Sch III-1

37	2.27%
38	2.24%
39	2.21%
40	2.19%
41	2.16%
42	2.13%
43	2.11%
44	2.08%
45	2.05%
46	2.03%
47	2.00%
48	1.98%
49	1.95%
50	1.93%
51	1.90%
52	1.88%
53	1.86%
54	1.83%
55	1.81%
56	1.79%
57	1.77%
58	1.74%
59	1.72%
60	1.70%
61	1.68%
62	1.66%
63	1.64%
64	1.62%
65	1.60%
66	1.58%
67	1.56%
68	1.54%
69	1.52%
70	1.50%
71	1.50%
72	1.50%

Sch III-2